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                                                                   EXHIBIT 23(b)











                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




The Board of Directors
Associated Banc-Corp:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG LLP


Chicago, Illinois
November 30, 2001